UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                JANUARY 26, 2006
                Date of Report (Date of earliest event reported)


                          ALTRA INDUSTRIAL MOTION, INC.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                      N/A                      30-0283143
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(State or other jurisdiction        (Commission                 (IRS Employer
     of incorporation)              File Number)             Identification No.)


            14 HAYWARD STREET
          QUINCY, MASSACHUSETTS                                   02171
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(Address of principal executive offices)                       (Zip Code)


                                 (617) 328-3300
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                      On January 26, 2006, Altra Industrial Motion, Inc. announced the commencement of its offer to exchange its outstanding 9% Senior Secured Notes for 9% Senior Secured Notes registered under the Securities Act of 1933. The Company also announced its expectations regarding certain unaudited preliminary financial results for the year ended December 31, 2005 and the fourth quarter of 2005. A copy of the announcement is attached hereto as Exhibit 99.1, which is incorporated by reference herein. (Also filed pursuant to Item 8.01)


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

           (c) Exhibits

           99.1 Press release of Altra Industrial Motion, Inc., dated January 26, 2006, announcing launch of exchange offer and certain unaudited preliminary 2005 financial results























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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ALTRA INDUSTRIAL MOTION, INC.

                                       /s/ Michael L. Hurt
                                       -------------------------------------
                                       Name: Michael L. Hurt
                                       Title: Chief Executive Officer

Date: January 26, 2006
























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